Subsequent Events	3 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

13.	Subsequent Events

Sale of the UK Subsidiary and Certain Assets

On March 30, 2019, the Company entered into an Asset and Share Sale and Purchase Agreement (the “Lorem Purchase Agreement”) with Lorem Vascular Pte. Ltd. (“Lorem”), pursuant to which, among other things, Lorem agreed to purchase the Company’s UK subsidiary, Cytori Ltd. (the “UK Subsidiary”), and the Company’s Cell Therapy assets, excluding such assets used in Japan or relating to the Company’s contract with BARDA. Both the Company and Lorem made customary representations, warranties and covenants in the Lorem Purchase Agreement, which is subject to termination by either the Company or Lorem upon the occurrence of specified events.

The transaction was completed on April 24, 2019 and the Company received $4.0 million of cash proceeds, of which $1.7 million was used to pay down principal, interest and fees under the Loan and Security Agreement.

Sale of the Japanese Subsidiary and Certain Assets

On April 19, 2019, the Company entered into an Asset and Share Sale and Purchase Agreement (the “Shirahama Purchase Agreement”) with Seijirō Shirahama, pursuant to which, among other things, Mr. Shirahama agreed to purchase the Company’s Japanese subsidiary, Cytori Therapeutics, K.K. (the “Japanese Subsidiary”), and substantially all of the Company’s Cell Therapy assets used in Japan. Both the Company and Mr. Shirahama have made customary representations, warranties and covenants in the Shirahama Purchase Agreement, which is subject to termination by either the Company or Mr. Shirahama upon the occurrence of specified events.

The transaction was completed on April 25, 2019 and the Company received $3.0 million of cash proceeds, of which $1.4 million was used to pay down principal, interest and fees under the Loan and Security Agreement.

Accounting Assessment on the Sale of Assets

The sale of the UK and Japanese Subsidiaries and related assets did not meet the criteria to be classified as held-for-sale as of March 31, 2019 as management did not have the authorization to commit to the sale until approval was obtained from the Board of Directors and Oxford in April 2019. The Company expects to recognize a loss on the disposal during the second quarter of 2019 however the amount has not yet been determined. The Company also performed a probability weighted undiscounted impairment assessment as of March 31, 2019 resulting in the conclusion that no impairment of the net assets included in the disposal group was required to be recognized as of March 31, 2019.

Amendment to the Loan and Security Agreement

On April 29, 2019, the Company entered into a seventh amendment, effective as of April 24, 2019 (the “Seventh Amendment”), to its existing Loan and Security Agreement with Oxford, pursuant to which, among other things, Oxford agreed to interest only payments starting May 1, 2019, with amortization payments resuming on May 1, 2020. The Seventh Amendment also requires that $1.7 million of the net proceeds received by the Company pursuant to the Lorem Purchase Agreement and $1.4 million of the net proceeds received by the Company pursuant to the Shirahama Purchase Agreement must be applied to prepay the loan. Additionally, the Seventh Amendment requires that the Company pay an amendment fee of $0.6 million at the earlier of the prepayment, maturity or acceleration of the loan.